         Congratulations
       Hersh Cohen on Your
         20th Anniversary
of Managing the Appreciation Fund!

             [PHOTO]

                                 [GRAPHIC]

                                 Smith Barney
                                 Appreciation
                                 Fund Inc.

                                 -----------------
                       [GRAPHIC] ANNUAL REPORT
                                 -----------------

                                 December 31, 1998

                                 Smith Barney Mutual Funds
                          [LOGO] Investing for your future
                                 Every day(R).

Smith Barney
Appreciation Fund Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Smith Barney Appreciation Fund seeks long-term capital appreciation primarily through investment in equity securities.

Smith Barney Appreciation Fund Inc.
Average Annual Total Returns
December 31, 1998

                                             Without Sales Charges(1)
                               -------------------------------------------------
                               Class A            Class B             Class L(2)
================================================================================
One-Year                        20.45%             19.52%               19.52%
--------------------------------------------------------------------------------
Five-Year                       18.40              17.48                17.52
--------------------------------------------------------------------------------
Ten-Year                        15.93                N/A                  N/A
--------------------------------------------------------------------------------
Since Inception+                12.83              15.92                15.42
================================================================================

                                               With Sales Charges(3)
                               -------------------------------------------------
                               Class A            Class B             Class L(2)
================================================================================
One-Year                        14.45%             14.52%               17.32%
--------------------------------------------------------------------------------
Five-Year                       17.19              17.38                17.29
--------------------------------------------------------------------------------
Ten-Year                        15.34                N/A                  N/A
--------------------------------------------------------------------------------
Since Inception+                12.63              15.92                15.23
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)   On June 12, 1998, Class C shares were renamed Class L shares.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.
+ Inception dates for Class A, B and L shares are March 10, 1970, November 6, 1992 and February 4, 1993, respectively.

--------------------------------------------------------------------------------
CELEBRATING 20 YEARS!
--------------------------------------------------------------------------------

In January 1999, Portfolio Manager Hersh Cohen celebrated his 20th anniversary successfully managing the Appreciation Fund. In fact, the Fund has only been down twice in the last ten years--in 1990 by 0.27% and in 1994 by 0.77%. Over the years, the Appreciation Fund has grown to serve more than 271,000 shareholders and has $4.9 billion in assets under management as of December 31, 1998. In volatile markets, shareholders appreciate the Appreciation Fund and are comfortable with Hersh's prudent long-term, risk-average approach to managing money.

--------------------------------------------------------------------------------
 NASDAQ SYMBOL
--------------------------------------------------------------------------------

                        Class A                      SHAPX
                        Class B                      SAPBX
                        Class L                      SAPCX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter .......................................................   1

An Interview with Portfolio Manager
Harry "Hersh" Cohen ......................................................   5

Historical Performance ...................................................   7

Schedule of Investments ..................................................  12

Statement of Assets and Liabilities ......................................  16

Statement of Operations ..................................................  17

Statements of Changes in Net Assets ......................................  18

Notes to Financial Statements ............................................  19

Financial Highlights .....................................................  24

Tax Information ..........................................................  27

Independent Auditors' Report .............................................  28

Additional Shareholder Information .......................................  29

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO]         [PHOTO]

HEATH B.        HARRY "HERSH"
MCLENDON        D. COHEN

Chairman        Vice President and
                Investment Officer

Dear Shareholder:

We are pleased to present this special annual report for the Smith Barney Appreciation Fund for the year ended December 31, 1998. For your convenience, we have summarized the Fund's investment strategy during this time and discussed some of the Fund's holdings in greater detail. A more comprehensive summary of performance and current holdings can be found in the appropriate sections that follow. In addition, an interview with Portfolio Manager Hersh Cohen appears on page five.

Celebrating 20 Years of the Fund's Strong
Track Record in Volatile Markets!

In January 1999, Portfolio Manager Hersh Cohen celebrated his 20th anniversary successfully managing the Appreciation Fund. In fact, the Fund has only been down twice in the last ten years--in 1990 by 0.27% and in 1994 by 0.77%. The Appreciation Fund has grown to serve more than 271,000 shareholders and has $4.9 billion in assets under management as of December 31, 1998. In volatile markets, shareholders appreciate the Appreciation Fund and are comfortable with Hersh's prudent long-term, risk-averse approach to managing money.

A Classic Investor Series Fund

The Appreciation Fund is part of the Classic Investor Series of Smith Barney Mutual Funds. The Classic Investor Series funds are mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Funds in the Smith Barney Classic Investor Series invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

Performance Update

For the year ended December 31, 1998, the Fund's Class A shares returned 20.45% without sales charges. While that return was well above the stock market's long-term trend, the Fund lagged the S&P 500's total return of 28.72% by a few percentage points. Additional performance information about the Fund's other share classes can be found on pages seven through nine.

The chart on pages ten and eleven showing the growth of a $10,000 investment in the Fund's Class A shares versus the S&P 500 indicates that the Appreciation Fund has delivered consistent long-term growth during the 20 years Portfolio Manager Hersh Cohen has been at the helm.

Market and Economic Overview

Move over baseball! The stock market has taken over as the national pastime. All across the country, in virtually every walk of life, the stock market has become the main topic of conversation and even an obsession with millions of people. The root causes are many, ranging from several years of economic expansion with accompanying strong corporate earnings growth, to the proliferation of self-directed retirement plans, to the phenomenal speed of information that can be obtained through the Internet. What began a few years ago as a growing recognition by people that their retirement savings were inadequate has turned into something much more and has taken on a life of its own.

Regardless of the news or economic background, most stocks continue to move relentlessly higher, led by a belief in technology as a new religion. And why not?


--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                            1

Every market decline in recent memory has quickly given way to dramatic moves to new and higher ground. Even Federal Reserve Board Chairman Alan Greenspan, after warning about the unsustainability of stock prices that were out of line with earnings, blinked when a major hedge fund debacle seemed to threaten the financial markets. To a greater degree than ever before, the rewards in this stock market are going to investors who take the biggest risks, while investors exercising caution suffer from missed opportunities, or even worse, own lagging stocks.

As we have indicated for two decades, we attempt to walk a fine line in the Appreciation Fund between taking on the inherent risk of owning stocks to achieve capital gains and the desire to avoid debilitating losses during periods of market weakness. The year 1998 was a good example. We posted a significant return for Class A shares of 20.45% for the year, and we were in very minor negative territory only two days during October's slide. We did a good bit of buying during the September to October decline, while remaining more cautious than most managers coming out of that break, which definitely cost us some upside during November and December.

In a year as volatile as 1998, it was inevitable that more changes than usual were made in the Fund's portfolio. In many instances, our changes involved profit taking in portions of several pharmaceutical stocks that had registered enormous gains, and in our view, had become pricey. We also pruned back positions in such big movers as Time Warner, Gannett, regional Bell operating companies, Unilever, Wells Fargo, Procter and Gamble and Texas Instruments.

In a year of underperformance for energy, we were fortunate to own two of the largest takeovers targets of the year, Amoco and Mobil. Amoco was disposed of on its price rise into its merger. Mobil will be merged into Exxon, another of our large positions. We also sold a few disappointing stocks, such as Olin and St. Paul Companies. Honeywell, a long-time holding in the Fund, was reluctantly parted with, as orders finally showed signs of slowing.

As a result of its being taken over, General Reinsurance became Berkshire Hathaway, and is now the Appreciation Fund's largest position. Because of Warren Buffett's outstanding management, it is a position with which we are very comfortable. During the Fund's fiscal year, material holdings were established in Bank of New York, MediaOne and Federal Express. Probably our biggest disappointment during the reporting period was Allstate, our third-largest holding. We still believe that the company is doing everything right, and that the stock is very inexpensive. Investors seem concerned about Allstate's revenue growth, but the company has the resources not only to grow in a competitive environment, but also to keep costs low. We did add to our Intel and Microsoft holdings during the year, and we started a small position in America Online, because of its potential for a bright future.

The U.S. economy has some enormous plusses working for it. Employment is strong, and inflation, as is now widely appreciated, is non-existent. The computer and telecommunications boom is helping create jobs to replace those lost in the various mega-mergers that have been announced with greater frequency. Falling oil prices have served nearly as well as a tax cut for most people, stimulating more spending and helping to offset weak conditions in the beaten down oil industry. The Federal Reserve Board's cuts in short-term interest rates, coupled with economic weakness in Asia and Latin America, have kept our long-term interest rates low, giving a boost to new housing starts and, in turn, helping to create vigorous sales of existing homes. Consumers are confident and increasing their borrowing to sustain their spending.

The U.S. stock market has benefited from these positive economic conditions. Yet, many investors have been willing to pay record high prices for stocks while the overall corporate earnings outlook deteriorates. Stocks of companies with the promise of higher profits are being priced as if those earnings are assured indefinitely.


--------------------------------------------------------------------------------
2                                 20th Anniversary Annual Report to Shareholders

We have not seen such valuations accorded good companies since 1972, when 50 or so stocks commanded price-to-earnings ratios in excess of 50. These valuations leave no room for disappointment. The 20% sell-off in August and September seems to have become a distant memory for investors, even though it demonstrated how quickly problems can arise. Prosperity in the U.S. cannot continue unabated with so many other parts of the world suffering the effects of poor government policies, shrinking commodity prices and contracting economies. We already have seen the negative impact on earnings of many of our biggest companies that rely on foreign revenues for half of their profits.

It is very hard to find compelling values in a market as overvalued as this one has been. Volatility seems likely to continue unabated, fueled by liquidity on the one hand and extreme valuations on the other. We will continue to exercise caution unless we see more attractive prices.

Thank you for investing in the Smith Barney Appreciation Fund. We encourage you to visit our Web site at www.smithbarney.com. We look forward to continuing to help you pursue your financial goals in the new century ahead.

Sincerely,


/s/ Heath B. McLendon              /s/ Harry Cohen

Heath B. McLendon                  Harry "Hersh" D. Cohen
Chairman                           Vice President and
                                   Investment Officer

January 8, 1999

--------------------------------------------------------------------------------
Top Ten Holdings*                                        As of December 31, 1998
--------------------------------------------------------------------------------

 1.  Berkshire Hathaway Inc. Class A shares                                 4.8%
--------------------------------------------------------------------------------
 2.  General Electric Co.                                                   3.3
--------------------------------------------------------------------------------
 3.  Allstate Corp.                                                         2.8
--------------------------------------------------------------------------------
 4.  Microsoft Corp.                                                        2.4
--------------------------------------------------------------------------------
 5.  International Business Machines Corp.                                  2.4
--------------------------------------------------------------------------------
 6.  Intel Corp.                                                            2.2
--------------------------------------------------------------------------------
 7.  Bank of New York Co., Inc.                                             2.1
--------------------------------------------------------------------------------
 8.  Wal-Mart Stores, Inc.                                                  2.0
--------------------------------------------------------------------------------
 9.  Fannie Mae                                                             2.0
--------------------------------------------------------------------------------
10.  Bristol-Myers & Squibb Co.                                             2.0
--------------------------------------------------------------------------------
* As a percentage of common stocks.


--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                            3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Harry "Hersh" Cohen                                                      [PHOTO]
                               In His Own Words...

On His Investment Strategy

"The core of the stock portion of the Appreciation Fund consists of high-quality growth stocks with dominant market portions, global franchises, seasoned and respected management teams and excellent balance sheets. Around this core, we continue to look for special situations such as a restructuring candidate or undervalued company that is more dependent on economic cycles."

"The Appreciation Fund tends to capture a good amount of any upside in the market, but also cushions any risk to the downside."

"We believe that the stock market reacts to three factors: earnings, interest rates and psychology."

On Market Volatility

"I don't like volatility. I've always tried to minimize it. But it is inherent in this business that there will always be some volatility. When times are tough and there is a lot of turbulence, we have tended to do better than many other managers."

"We will continue to try and provide reasonable returns by owning the best companies we can find, while building a cushion against the market volatility that has lately become so prevalent."

On How He Buys Stocks

"When you buy stocks properly, it really makes your life easier. If you don't pay too much for a stock, it is less vulnerable to negative news."

"We're very careful about how we buy stocks. We prefer solid companies on sound financial footing but with an interesting story and unequal value in its share price."

On Successful Stock Investing

"While we strongly believe that Wall Street is a great place to be, as veteran market observers we like to remind investors that there will be potholes along the way. In our view, the key to successful stock investing is to stay diversified, remain patient and maintain a long-term perspective."


--------------------------------------------------------------------------------
4                                 20th Anniversary Annual Report to Shareholders

--------------------------------------------------------------------------------
                                                                             Q&A
--------------------------------------------------------------------------------

An Interview with Hersh Cohen

We recently had the pleasure of talking with Hersh Cohen on his 20th Anniversary of managing the Smith Barney Appreciation Fund where he looked back on some memorable market events and offered some advice for first-time stock investors in volatile markets. Mr. Cohen has been the manager of the Smith Barney Appreciation Fund since January 1979 and has been with Salomon Smith Barney since 1969. He received a B.A. degree from Case Western University and a Ph.D. in Psychology from Tufts University.

Hersh, how would you describe the Appreciation Fund's investment approach?

HERSH: Our management philosophy is that consistency of results is paramount. We're looking to achieve positive returns if at all possible, every year, for our shareholders. In our opinion, the worst thing a manager can do is lose money.

First, we like to own great companies that make products that people want or need. And our preference is usually for companies that do not have to reinvent demand every quarter. Moreover, we like to buy great companies where they have an edge or where we can get them at a fair price. Other qualities we look for in great companies is outstanding management, superior balance sheets and whether they are dominant players in their industry.

Second, we look for companies where there are undervalued assets for example, a company with hidden real estate values. In the 1980s, we identified undervalued entertainment companies with large film libraries that were not recognized by the marketplace.

Another aspect of our management philosophy is that we constantly adjust our positions in individual holdings based on our ongoing analysis of a company's situation. Moreover, we change the Fund's overall cash position based on whether we believe market conditions warrant a more defensive posture.

Recently growth stocks have briskly outperformed value stocks. Has this shift in investor sentiment caused any changes to your investment style?

HERSH: We don't think there is a distinction between growth and value styles. We think the actual distinction is growth versus cyclical. Because to us, the best values are growth stocks when you can buy them at fair prices and when they represent great values. A consistent investment style is extremely important for fund investors. If we started changing our style, we would wind up chasing our tail.

What are some of your favorite stock stories over the last 20 years?

HERSH: First off, you need to distinguish between the short- and long-term. On a long-term basis, our favorite companies tend to be organizations that are dominant in their industry with a constant demand for their products. Consider companies in the pharmaceutical industry that are making products that change people's lives for the better by curing diseases. These are compelling stories because these companies are plowing a lot of money back into research and development and introducing great new products.

Of course, you have to take a close look at technology, another industry that has totally changed people's lives. And we think those companies are great and very valid long-term stories. Financial services companies that serve the financial needs of people have also been attractive long-term stories.

With respect to a short-term story, we are excited about our biggest position in the Appreciation Fund now-- Berkshire Hathaway. We owned General Reinsurance before its merger into Berkshire-Hathaway (which is run by Warren Buffet). Warren Buffet is a great manager with a proven track record over the years.

How has the mutual fund industry changed in the last 20 years?

HERSH: The mutual fund industry has changed dramatically. When I first entered the business in 1969, there were maybe 400 equity mutual funds. By 1980 there were maybe 300 equity mutual funds because investors lost interest in stocks in the 1970s due to underperformance.


--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                            5

--------------------------------------------------------------------------------
Q&A
--------------------------------------------------------------------------------

Today, there are literally thousands of equity mutual funds. And 20 years ago, I think people who invested in funds were truly thinking about long-term results and about making money each year. Today's investor has a much more short-term orientation. That's because it's much easier now to trade mutual funds and get in and get out. And people can now change their allocation and their 401(k) almost on a daily basis. So there has been much more short-term jumping around by many investors. I'm not sure this trend is in the best long-term interests of investors.

Moreover, mutual fund managers face enormous pressures to get money and put it to work. So the old contrarian ideal of safeguarding principal and prudent avoidance of potential losses that was very popular in the 1970s has really gone by the boards. To me, that is not true investing.

What is the most memorable market event you have experienced in your career?

HERSH: One of the most memorable and the most influential market events was the big market decline that began in January of 1973 and ended in December of 1974. That decline took 50% off the popular averages and 80% to 90% off the typical stock. That was something that clearly had a major influence on my thinking and my approach to stock investing. But we never lost faith in stocks and we were well positioned when the rally in stocks began after 1974.

Hersh, last year was a difficult time for many investors because of market volatility. How do you manage money in the kind of challenging market we have recently experienced?

HERSH: We like to take money off the table when the market is booming. And you certainly had a market surging in the spring and early summer of 1998. And then we like to put money to work when things are down. This is the only business where the reflexive tendency of people is to buy more after prices are up and sell more when prices are down. Which is, of course, exactly the wrong thing to do. You want to put more money to work when prices are low. And put less money to work when prices are high. That's what we try and do in the Appreciation Fund.

We did that last year and it worked reasonably well. You need to be true to your principles. And if you think things are inexpensive and yet the market is getting killed around you, you just hold your nose and dive in. Conversely, when things are bubbling to the upside, you have to be willing to take a little bit off the table.

How has the average investor's attitude toward investing and saving changed in the last 20 years?

HERSH: People clearly woke up a few years ago and said, "We're not saving enough for retirement." That's the biggest thing. People always thought they would be taken care of by defined benefit pension plans in combination with Social Security. And that was a big change. In the 1940s coming out of the Depression, people really thought they had to save. And so the savings rate in the U.S. at that time was very high and people started putting money into stocks in the 1950s. And they really were saving. And we had this grand bull market in stocks in the 1950s and 1960s. The high inflation in the 1970s pushed people into higher tax brackets and the savings rate was really impaired and dropped to practically zero.

Hersh, any advice for first-time stock investors?

HERSH: Number one: put some money to work. Number two: have patience and maintain a long-term perspective. Number three, if you are not going to put in the time and effort to do it yourself, entrust it to a professional whose investment philosophy is consistent and with whom you can identify.

Hersh, thanks for spending some time with us and congratulations on your 20th Anniversary with the Smith Barney Appreciation Fund.


--------------------------------------------------------------------------------
6                                 20th Anniversary Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                         ---------------
                       Beginning    End      Income     Capital Gain    Total
Year Ended              of Year   of Year   Dividends  Distributions  Returns(1)
================================================================================
12/30/98                $13.92     $15.31     $0.18        $1.23         20.45%
--------------------------------------------------------------------------------
12/31/97                 12.85      13.92      0.20         2.09         26.29
--------------------------------------------------------------------------------
12/31/96                 11.90      12.85      0.19         1.14         19.25
--------------------------------------------------------------------------------
12/31/95                 10.15      11.90      0.20         1.00         29.26
--------------------------------------------------------------------------------
12/31/94                 11.01      10.15      0.18         0.60         (0.77)
--------------------------------------------------------------------------------
12/31/93                 10.66      11.01      0.16         0.36          8.13
--------------------------------------------------------------------------------
12/31/92                 10.26      10.66      0.15         0.09          6.29
--------------------------------------------------------------------------------
12/31/91                  8.30      10.26      0.20         0.07         26.94
--------------------------------------------------------------------------------
12/31/90                  8.66       8.30      0.25         0.08         (0.27)
--------------------------------------------------------------------------------
12/31/89                  7.04       8.66      0.24         0.22         29.55
--------------------------------------------------------------------------------
12/31/88                  6.49       7.04      0.19         0.13         13.45
================================================================================
  Total                                       $2.14        $7.01
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                         ---------------
                       Beginning    End      Income     Capital Gain    Total
Year Ended              of Year   of Year   Dividends  Distributions  Returns(1)
================================================================================
12/30/98                $13.88     $15.26     $0.06        $1.23        19.52%
--------------------------------------------------------------------------------
12/31/97                 12.81      13.88      0.06         2.09        25.31
--------------------------------------------------------------------------------
12/31/96                 11.88      12.81      0.09         1.14        18.29
--------------------------------------------------------------------------------
12/31/95                 10.14      11.88      0.11         1.00        28.29
--------------------------------------------------------------------------------
12/31/94                 11.00      10.14      0.10         0.60        (1.53)
--------------------------------------------------------------------------------
12/31/93                 10.65      11.00      0.08         0.36         7.38
--------------------------------------------------------------------------------
Inception* -- 12/31/92   10.55      10.65      0.16         0.09         3.28+
================================================================================
  Total                                       $0.66        $6.51
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                         ---------------
                       Beginning    End      Income     Capital Gain    Total
Year Ended              of Year   of Year   Dividends  Distributions  Returns(1)
================================================================================
12/30/98                $13.88     $15.26     $0.06        $1.23        19.52%
--------------------------------------------------------------------------------
12/31/97                 12.81      13.88      0.06         2.09        25.31
--------------------------------------------------------------------------------
12/31/96                 11.88      12.81      0.10         1.14        18.34
--------------------------------------------------------------------------------
12/31/95                 10.14      11.88      0.11         1.00        28.29
--------------------------------------------------------------------------------
12/31/94                 11.00      10.14      0.11         0.60        (1.41)
--------------------------------------------------------------------------------
Inception* -- 12/31/93   10.99      11.00      0.08         0.36         4.09+
================================================================================
  Total                                       $0.52        $6.42
================================================================================

--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                            7

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                         ---------------
                       Beginning    End      Income     Capital Gain    Total
Year Ended              of Year   of Year   Dividends  Distributions  Returns(1)
================================================================================
12/31/98                $13.93     $15.28     $0.29        $1.23        20.93%
--------------------------------------------------------------------------------
12/31/97                 12.86      13.93      0.25         2.09        26.70
--------------------------------------------------------------------------------
Inception* -- 12/31/96   12.10      12.86      0.22         1.14        17.65+
================================================================================
  Total                                       $0.76        $4.46
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Z Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                         ---------------
                       Beginning    End      Income     Capital Gain    Total
Year Ended              of Year   of Year   Dividends  Distributions  Returns(1)
================================================================================
12/31/98                $13.94     $15.29     $0.29        $1.23        20.91%
--------------------------------------------------------------------------------
12/31/97                 12.87      13.94      0.26         2.09        26.72
--------------------------------------------------------------------------------
12/31/96                 11.91      12.87      0.23         1.14        19.66
--------------------------------------------------------------------------------
12/31/95                 10.16      11.91      0.23         1.00        29.52
--------------------------------------------------------------------------------
12/31/94                 11.02      10.16      0.22         0.60        (0.41)
--------------------------------------------------------------------------------
12/31/93                 10.66      11.02      0.18         0.36         8.47
--------------------------------------------------------------------------------
Inception* -- 12/31/92   10.55      10.66      0.16         0.09         3.38+
================================================================================
  Total                                       $1.57        $6.51
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                                   Without Sales Charges(1)
                                  ---------------------------------------------------------
                                  Class A     Class B      Class L     Class Y      Class Z
===========================================================================================
Year Ended 12/31/98                20.45%      19.52%       19.52%      20.93%       20.91%
-------------------------------------------------------------------------------------------
Five Years Ended 12/31/98          18.40       17.48        17.52         N/A        18.79
-------------------------------------------------------------------------------------------
Ten Years Ended 12/31/98           15.93         N/A          N/A         N/A          N/A
-------------------------------------------------------------------------------------------
Inception* through 12/31/98        12.83       15.92        15.42       22.35        17.18
===========================================================================================

                                                    With Sales Charges(2)
                                  ---------------------------------------------------------
                                  Class A     Class B      Class L     Class Y      Class Z
===========================================================================================
Year Ended 12/31/98                14.45%      14.52%       17.32%      20.93%       20.91%
-------------------------------------------------------------------------------------------
Five Years Ended 12/31/98          17.19       17.38        17.29         N/A        18.79
-------------------------------------------------------------------------------------------
Ten Years Ended 12/31/98           15.34         N/A          N/A         N/A          N/A
-------------------------------------------------------------------------------------------
Inception* through 12/31/98        12.63       15.92        15.23       22.35        17.18
===========================================================================================


--------------------------------------------------------------------------------
8                                 20th Anniversary Annual Report to Shareholders

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------
                                                    Without Sales Charge(1)
================================================================================
Class A (12/31/88 through 12/31/98)                         338.58%
--------------------------------------------------------------------------------
Class A (Inception* through 12/31/98)                     3,143.26
--------------------------------------------------------------------------------
Class B (Inception* through 12/31/98)                       148.19
--------------------------------------------------------------------------------
Class L (Inception* through 12/31/98)                       133.33
--------------------------------------------------------------------------------
Class Y (Inception* through 12/31/98)                        80.26
--------------------------------------------------------------------------------
Class Z (Inception* through 12/31/98)                       165.20
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and Class L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* The inception dates for Class A, B, L, Y and Z shares are March 10, 1970, November 6, 1992, February 4, 1993, January 30, 1996 and November 6, 1992, respectively.


--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                            9

Smith Barney
Appreciation Fund Inc.

Growth of $10,000 invested in Class A Shares of the Smith Barney Appreciation Fund Inc. vs. the Standard & Poor's 500 Stock Index (unaudited)*

March 10, 1970 - December 31, 1998

January 1979:
Hersh Cohen becomes the
Portfolio Manager of the    [PHOTO]
Smith Barney
Appreciation Fund Inc.

                                   [GRAPHIC]

                                                                          Smith Barney
                                                                          Appreciation
                                                              Date          Fund Inc.        S&P 500 Index
----------------------------------------------------------------------------------------------------------
                                                             3/10/70          9,503             10,000
----------------------------------------------------------------------------------------------------------
War in Cambodia escalates                                     6/70                               8,233
                                                              12/70          10,995             10,629
----------------------------------------------------------------------------------------------------------
Freeze on wages and prices                                    6/71                              11,678
NASDAQ introduced                                             12/71          12,840             12,148
----------------------------------------------------------------------------------------------------------
Watergate break-in                                            6/72                              12,933
Nixon visits China                                            12/72          12,722             14,457
----------------------------------------------------------------------------------------------------------
OPEC oil embargo                                              6/73                              12,956
                                                              12/73           9,164             12,333
----------------------------------------------------------------------------------------------------------
Nixon resigns as President                                    6/74                              11,079
                                                              12/74           6,902              9,069
----------------------------------------------------------------------------------------------------------
U.S. involvement in Vietnam ends                              6/75                              12,864
                                                              12/75           8,196             12,445
----------------------------------------------------------------------------------------------------------
Bicentennial celebration                                      6/76                              14,662
                                                              12/76           9,875             15,423
----------------------------------------------------------------------------------------------------------
U.S. energy crisis                                            6/77                              14,747
                                                              12/77           9,519             14,320
----------------------------------------------------------------------------------------------------------
Genocide in Cambodia                                          6/78                              14,772
Camp David accords                                            12/78          11,577             15,261
----------------------------------------------------------------------------------------------------------
Three Mile Island disaster                                    6/79                              16,789
Iran hostage crisis begins                                    12/79          16,786             18,098
----------------------------------------------------------------------------------------------------------
Reagan elected President in landslide                         6/80                              19,693
                                                              12/80          22,781             23,980
----------------------------------------------------------------------------------------------------------
Assassination attempts on Reagan                              6/81                              23,752
and Pope. First space shuttle launch                          12/81          12,722             22,800
----------------------------------------------------------------------------------------------------------
Worst U.S. recession in 40 years                              6/82                              21,015
                                                              12/82          28,710             27,712
----------------------------------------------------------------------------------------------------------

* Hypothetical illustration of $10,000 invested in Class A shares on May 10, 1970, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through December 31, 1998. The Standard & Poor's 500 Stock Index ("S&P 500") is an index composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Investors may not invest directly in an index. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance

--------------------------------------------------------------------------------
10                                20th Anniversary Annual Report to Shareholders

For more than twenty-five years and through all market cycles, the Smith Barney Appreciation Fund has delivered consistent long-term growth.

            -----------------------------------------------------
                         Average Annual Total Return of
                     the Smith Barney Appreciation Fund vs.
                                the S&P 500 Index
                  (December 31, 1978 through December 31, 1998)

            SB Appreciation Fund
              (Class A Shares)                            S&P 500
                  17.82%**                                 17.75%
            -----------------------------------------------------

                                   [GRAPHIC]

                                                                          Smith Barney
                                                                          Appreciation
                                                              Date          Fund Inc.        S&P 500 Index
----------------------------------------------------------------------------------------------------------
Beirut bombing                                                6/83                              33,872
                                                              12/83          35,309             33,964
----------------------------------------------------------------------------------------------------------
Iran/Iraq conflict                                            6/84                              32,299
                                                              12/84          35,957             36,095
----------------------------------------------------------------------------------------------------------
U.S. becomes debtor nation                                    6/85                              42,299
Gramm-Rudman Act                                              12/85          48,332             47,544
----------------------------------------------------------------------------------------------------------
Tax reform                                                    6/86                              57,448
Bombing of Libya                                              12/86          57,915             56,420
----------------------------------------------------------------------------------------------------------
Market correction                                             6/87                              71,901
                                                              12/87          61,986             59,383
----------------------------------------------------------------------------------------------------------
RJR Nabisco buyout                                            6/88                              66,925
                                                              12/88          70,270             69,220
----------------------------------------------------------------------------------------------------------
Collapse of high-yield bond market                            6/89                              80,656
Berlin Wall falls                                             12/89          91,035             91,117
----------------------------------------------------------------------------------------------------------
Iraq invasion of Kuwait                                       6/90                              93,923
                                                              12/90          90,792             88,288
----------------------------------------------------------------------------------------------------------
U.S. recession                                                6/91                             100,851
                                                              12/91         115,250            115,131
----------------------------------------------------------------------------------------------------------
Riots in Los Angeles                                          6/92                             107,418
                                                              12/92         122,499            116,376
----------------------------------------------------------------------------------------------------------
World Trade Center terrorist bombing                          6/93                             122,032
Passage of NAFTA                                              12/93         132,462            128,073
----------------------------------------------------------------------------------------------------------
Orange County bankruptcy                                      6/94                             123,744
                                                              12/94         131,442            129,758
----------------------------------------------------------------------------------------------------------
Dow rises above 4000 then 5000                                6/95                             155,956
                                                              12/95         169,895            178,460
----------------------------------------------------------------------------------------------------------
Dow rises above 6500                                          6/96                             196,467
                                                              12/96         202,803            219,414
----------------------------------------------------------------------------------------------------------
Dow rises above 7000                                          6/97                             264,614
                                                              12/97         255,872            292,610
----------------------------------------------------------------------------------------------------------
Hersh Cohen will celebrate 20 years as Portfolio Manager      6/98          288,707            344,460
of the Appreciation Fund in January 1999!                   12/31/98        308,190            376,702
----------------------------------------------------------------------------------------------------------

      indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

** Please note that this figure assumes reinvestment of all dividends and capital gains distributions at net asset value and does not reflect deduction of the applicable sales charge with respect to Class A shares, which would have reduced the Fund's performance.

--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                           11

--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 1998
--------------------------------------------------------------------------------

   SHARES                          SECURITY                           VALUE
================================================================================
COMMON STOCK -- 82.6%

Airlines -- 0.3%
    200,000   AMR Corp.*                                        $   11,875,000
--------------------------------------------------------------------------------
Auto Parts & Accessories -- 0.4%
    400,000   Goodyear Tire & Rubber Co.+                           20,175,000
--------------------------------------------------------------------------------
Automobile -- 2.0%
    187,050   DaimlerChrysler A.G.*                                 17,968,491
    300,000   Ford Motor Co.                                        17,606,250
    850,000   General Motors Corp.                                  60,828,125
--------------------------------------------------------------------------------
                                                                    96,402,866
--------------------------------------------------------------------------------
Banking -- 3.9%
  2,100,000   Bank of New York Co., Inc.                            84,525,000
    400,000   Chase Manhattan Bank Corp.                            27,225,000
    250,000   First Virginia Banks, Inc.+                           11,750,000
    350,000   National City Corp.                                   25,375,000
  1,000,000   Wells Fargo & Co.                                     39,937,500
--------------------------------------------------------------------------------
                                                                   188,812,500
--------------------------------------------------------------------------------
Beverage, Food & Tobacco -- 5.1%
    550,000   BestFoods                                             29,287,500
  1,300,000   Conagra, Inc.+                                        40,950,000
    400,000   H.J. Heinz Co.+                                       22,650,000
    160,500   McCormick & Co., Inc., Non-Voting Shares               5,426,906
    900,000   McDonald's Corp.+                                     68,962,500
  1,775,000   Ralston Purina Group                                  57,465,625
    250,000   Wm. Wrigley Jr., Co.+                                 22,390,625
--------------------------------------------------------------------------------
                                                                   247,133,156
--------------------------------------------------------------------------------
Broadcasting -- 1.6%
    500,000   CBS Corp.*                                            16,375,000
    500,000   Infinity Broadcasting Corp., Class A Shares*+         13,687,500
    600,000   Scandinavian Broadcasting Systems SA*+                16,200,000
  1,000,000   USA Networks Inc.*                                    33,125,000
--------------------------------------------------------------------------------
                                                                    79,387,500
--------------------------------------------------------------------------------
Chemicals -- 2.8%
    500,000   Dow Chemical Corp.+                                   45,468,750
  1,000,000   E.I. du Pont de Nemours & Co.                         53,062,500
    500,000   Hercules Inc.+                                        13,687,500
    271,100   Raychem Corp.+                                         8,759,919
    800,000   RPM Inc.                                              12,800,000
--------------------------------------------------------------------------------
                                                                   133,778,669
--------------------------------------------------------------------------------
Consumer Products -- 4.8%
    400,000   Eastman Kodak Co.+                                    28,800,000
    300,000   Gillette Co.+                                         14,493,750
    100,000   International Flavors & Fragrances Inc.+               4,418,750
  1,200,000   Kimberly-Clark Corp.+                                 65,400,000
    700,000   Newell Co.+                                           28,875,000
    430,000   Procter & Gamble Co.+                                 39,264,375
    250,000   Stanley Works                                          6,937,500

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                20th Anniversary Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1998
--------------------------------------------------------------------------------

   SHARES                          SECURITY                           VALUE
================================================================================
Consumer Products -- 4.8% (continued)
    550,000   Unilever NV                                       $   45,615,625
--------------------------------------------------------------------------------
                                                                   233,805,000
--------------------------------------------------------------------------------
Diversified/Conglomerates -- 10.6%
  1,050,000   Allied Signal Inc.                                    46,528,125
      2,737   Berkshire Hathaway Inc., Class A Shares*+            191,625,000
  1,300,000   General Electric Co.                                 132,681,250
    640,000   Host Marriott Services Corp.*                          6,640,000
    400,000   Illinois Tool Works Inc.+                             23,200,000
    400,000   Minnesota Mining & Manufacturing Co.                  28,450,000
    600,500   PPG Industries, Inc.                                  34,979,125
    700,000   Tyco International Ltd.+                              52,806,250
--------------------------------------------------------------------------------
                                                                   516,909,750
--------------------------------------------------------------------------------
Electrical Equipment -- 1.3%
    375,000   Emerson Electric Co.+                                 23,460,937
    450,000   Johnson Controls, Inc.                                26,550,000
    500,000   SLI, Inc.*                                            13,875,000
--------------------------------------------------------------------------------
                                                                    63,885,937
--------------------------------------------------------------------------------
Entertainment & Leisure -- 2.7%
    105,000   Dick Clark Productions, Inc.*                          1,575,000
    800,000   MediaOne Group Inc.*                                  37,600,000
    400,000   Time-Warner, Inc.+                                    24,825,000
    400,000   Viacom Inc., Class B Shares*                          29,600,000
  1,300,000   Walt Disney Co.+                                      39,000,000
--------------------------------------------------------------------------------
                                                                   132,600,000
--------------------------------------------------------------------------------
Financial Services -- 4.6%
    200,000   American Express Co.                                  20,450,000
    300,000   Associated First Capital Corp.                        12,712,500
    100,000   Chapman Holdings Inc.*                                   500,000
  1,100,000   Fannie Mae                                            81,400,000
    300,000   H & R Block Inc.                                      13,500,000
  1,600,000   Household International                               63,400,000
    200,000   Merrill Lynch & Co.                                   13,350,000
    500,000   Washington Mutual, Inc.                               19,093,750
--------------------------------------------------------------------------------
                                                                   224,406,250
--------------------------------------------------------------------------------
Health Care/Drugs/Hospital Supplies -- 8.7%
  1,550,000   Abbott Labs., Inc.                                    75,950,000
    800,000   American Home Products Corp.                          45,050,000
     75,000   Amgen Inc.*                                            7,842,187
    600,000   Bristol-Myers & Squibb Co.                            80,287,500
    500,000   Chiron Corp.*                                         13,093,750
    300,000   Eli Lilly & Co.                                       26,662,500
    750,000   Johnson & Johnson                                     62,906,250
    450,000   Merck and Co., Inc.+                                  66,459,375
    153,800   Mettler-Toledo International Inc.*                     4,316,013
    300,000   Pfizer, Inc.+                                         37,631,250
    250,000   Sola International Inc.*                               4,312,500
--------------------------------------------------------------------------------
                                                                   424,511,325
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                           13

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1998
--------------------------------------------------------------------------------

   SHARES                          SECURITY                           VALUE
================================================================================
Insurance -- 5.2%
  2,900,000   Allstate Corp.                                    $  112,012,500
    800,000   American International Group, Inc.+                   77,300,000
    500,000   Chubb Corp.+                                          32,437,500
    395,000   CNA Financial Corp.*                                  15,898,750
    500,000   Leucadia National Corp.+                              15,750,000
--------------------------------------------------------------------------------
                                                                   253,398,750
--------------------------------------------------------------------------------
Office Equipment & Supplies -- 1.2%
    500,000   Xerox Corp.+                                          59,000,000
--------------------------------------------------------------------------------
Oil & Gas/Service/Drilling -- 1.2%
    300,000   Halliburton Co.+                                       8,887,500
    400,000   Nabors Industries, Inc.*                               5,425,000
    700,000   Schlumberger Ltd.+                                    32,287,500
  1,000,000   Union Pacific Resources Group, Inc.                    9,062,500
    200,000   Weatherford International Inc.*                        3,875,000
--------------------------------------------------------------------------------
                                                                    59,537,500
--------------------------------------------------------------------------------
Oil - International -- 3.5%
  1,000,000   Exxon Corp.                                           73,125,000
    600,000   Mobil Oil Corp.                                       52,275,000
    350,000   Royal Dutch Petroleum Co., ADR                        16,756,250
    500,000   Texaco Inc.+                                          26,437,500
--------------------------------------------------------------------------------
                                                                   168,593,750
--------------------------------------------------------------------------------
Paper & Paper Products -- 0.4%
    600,000   Mead Corp.+                                           17,587,500
--------------------------------------------------------------------------------
Publishing -- 1.8%
    800,000   Gannett Co.                                           52,950,000
    950,000   Meredith Corp.+                                       35,981,250
--------------------------------------------------------------------------------
                                                                    88,931,250
--------------------------------------------------------------------------------
Real Estate -- 0.5%
     85,200   Forest City Enterprises, Inc.                          2,236,500
    930,000   The St. Joe Co.                                       21,796,875
--------------------------------------------------------------------------------
                                                                    24,033,375
--------------------------------------------------------------------------------
Retail -- 3.9%
    700,000   Costco Cos. Inc.*+                                    50,531,250
    900,000   The Home Depot, Inc.+                                 55,068,750
  1,000,000   Wal-Mart Stores, Inc.+                                81,437,500
--------------------------------------------------------------------------------
                                                                   187,037,500
--------------------------------------------------------------------------------
Technology -- 11.1%
    150,000   America Online, Inc.*+                                21,712,500
    487,500   CISCO Systems Inc.*+                                  45,246,094
    900,000   First Data Corp.+                                     28,518,750
    400,000   Hewlett-Packard Co.                                   27,325,000
    750,000   Intel Corp.+                                          88,921,875
    525,000   International Business Machines Corp.                 96,993,750
    650,000   Lucent Technologies Inc.+                             71,500,000
    700,000   Microsoft Corp.*+                                     97,081,250

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                20th Anniversary Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1998
--------------------------------------------------------------------------------

   SHARES                          SECURITY                           VALUE
================================================================================
Technology -- 11.1% (continued)
    500,000   Netscape Communications Corp.*                    $   30,375,000
    400,000   Texas Instruments, Inc.+                              34,225,000
--------------------------------------------------------------------------------
                                                                   541,899,219
--------------------------------------------------------------------------------
Telephone/Communications -- 4.1%
    400,000   American Telephone & Telegraph Corp.+                 30,100,000
    950,000   Ameritech Corp.                                       60,206,250
    400,000   Bell Atlantic Corp.+                                  22,725,000
  1,100,000   GTE Corp.                                             74,181,250
    200,000   US West Inc.                                          12,925,000
--------------------------------------------------------------------------------
                                                                   200,137,500
--------------------------------------------------------------------------------
Transportation -- 0.9%
    300,000   FDX Corp.*                                            26,700,000
    300,000   Florida East Coast Industries, Inc.                   10,556,250
    236,300   Wisconsin Central Transmission, Inc.*+                 4,061,406
--------------------------------------------------------------------------------
                                                                    41,317,656
--------------------------------------------------------------------------------
              TOTAL COMMON STOCK
              (Cost-- $2,344,596,250)                            4,015,156,953
================================================================================

    FACE
   AMOUNT                          SECURITY                           VALUE
================================================================================
REPURCHASE AGREEMENTS -- 17.4%
$99,936,000   Chase Manhattan Inc., 4.500% due 1/4/99;
              Proceeds at maturity -- $99,985,968
              (Fully collateralized by U.S. Treasury
              Notes, 6.250% due 1/31/02; Market
              Value -- $101,939,142)                                99,936,000
522,050,000   Warburg Dillon Read LLC, 4.700% due 1/4/99
              Proceeds at maturity -- $522,322,554 (Fully
              collateralized by U.S. Treasury Notes,
              5.750% due 8/15/03; Market Value --
              $532,500,000)                                        522,050,000
225,382,000   Goldman Sachs & Co., 4.700% due 1/4/99;
              Proceeds at maturity -- $225,499,700 (Fully
              collateralized by U.S. Treasury Notes, 3.375%
              to 9.875% due 5/31/99 to 8/15/27; Market
              Value -- $229,890,039)                               225,382,000
--------------------------------------------------------------------------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost -- $847,368,000)                               847,368,000
================================================================================
              TOTAL INVESTMENTS AT VALUE -- 100%
              (Cost -- $3,191,964,250**)                         $4,862,524,953
================================================================================
*  Non-Income Producing Security
+  A portion of the security is on loan (see Note 7).
** Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                           15

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 1998
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (Cost -- $2,344,596,250)                                          $4,015,156,953
     Repurchase agreements (Cost -- $847,368,000)                                               847,368,000
     Cash                                                                                               106
     Collateral for securities on loan (Note 7)                                                 850,440,534
     Receivable for Fund shares sold                                                             32,895,742
     Receivable for securities sold                                                              35,235,009
     Dividends and interest receivable                                                            4,879,590
------------------------------------------------------------------------------------------------------------
     Total Assets                                                                             5,785,975,934
------------------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities on loan (Note 7)                                                    850,440,534
     Payable for Fund shares purchased                                                            2,282,838
     Dividends payable                                                                            3,280,653
     Investment advisory fee payable                                                              1,703,893
     Distribution fee payable                                                                       623,224
     Administration fee payable                                                                     619,597
     Accrued expenses                                                                             1,060,432
------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                                          860,011,171
------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                             $4,925,964,763
============================================================================================================
NET ASSETS:
     Par value of capital shares                                                                  $ 322,113
     Capital paid in excess of par value                                                      3,113,609,473
     Overdistributed net investment income                                                           (9,654)
     Accumulated net realized gain on security transactions, options and futures contracts      141,482,128
     Net unrealized appreciation of investments                                               1,670,560,703
------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                             $4,925,964,763
============================================================================================================
Shares Outstanding:
     Class A                                                                                    193,252,744
     -------------------------------------------------------------------------------------------------------
     Class B                                                                                    101,776,160
     -------------------------------------------------------------------------------------------------------
     Class L                                                                                      5,453,903
     -------------------------------------------------------------------------------------------------------
     Class Y                                                                                      5,698,007
     -------------------------------------------------------------------------------------------------------
     Class Z                                                                                     15,931,792
     -------------------------------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                                                  $15.31
     -------------------------------------------------------------------------------------------------------
     Class B *                                                                                       $15.26
     -------------------------------------------------------------------------------------------------------
     Class L **                                                                                      $15.26
     -------------------------------------------------------------------------------------------------------
     Class Y (and redemption price)                                                                  $15.28
     -------------------------------------------------------------------------------------------------------
     Class Z (and redemption price)                                                                  $15.29
     -------------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
     Class A (net asset value plus 5.26% of net asset value per share)                               $16.12
     -------------------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)                               $15.41
============================================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                20th Anniversary Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Dividends                                                   $   55,700,662
     Interest                                                        42,855,157
     Less: Foreign withholding tax                                     (328,987)
--------------------------------------------------------------------------------
     Total Investment Income                                         98,226,832
--------------------------------------------------------------------------------
EXPENSES:
     Distribution fees (Note 2)                                      21,772,771
     Investment advisory fees (Note 2)                               18,906,581
     Administration fees (Note 2)                                     6,946,684
     Shareholder and system servicing fees                            4,566,295
     Shareholder communications                                         771,116
     Registration fees                                                  262,000
     Custody                                                            171,999
     Directors' fees                                                     84,999
     Insurance                                                           58,999
     Audit and legal fees                                                53,002
     Other                                                               18,300
--------------------------------------------------------------------------------
     Total Expenses                                                  53,612,746
--------------------------------------------------------------------------------
Net Investment Income                                                44,614,086
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
OPTIONS AND FUTURES CONTRACTS (NOTE 3, 5 AND 6):
     Realized Gain From:
        Security transactions (excluding short-term securities)     425,640,347
        Options purchased                                               118,137
        Futures contracts                                            12,108,624
--------------------------------------------------------------------------------
     Net Realized Gain                                              437,867,108
--------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments:
        Beginning of year                                         1,316,415,476
        End of year                                               1,670,560,703
--------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                        354,145,227
--------------------------------------------------------------------------------
Net Gain on Investments, Options and Futures Contracts              792,012,335
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                           $  836,626,421
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                           17

--------------------------------------------------------------------------------
Statements of Changes in Net Assets             For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                             1998              1997
=========================================================================================================
OPERATIONS:
     Net investment income                                             $    44,614,086    $    48,540,804
     Net realized gain                                                     437,867,108        541,703,300
     Increase in net unrealized appreciation                               354,145,227        307,655,353
---------------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                                836,626,421        897,899,457
---------------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
     Net investment income                                                 (46,469,945)       (46,569,463)
     Net realized gains                                                   (370,466,221)      (549,467,979)
---------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders            (416,936,166)      (596,037,442)
---------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
     Net proceeds from sales                                               817,670,978        604,826,555
     Net asset value of shares issued for reinvestment of dividends        390,809,346        566,537,646
     Cost of shares reacquired                                            (936,984,556)      (724,876,010)
---------------------------------------------------------------------------------------------------------
     Increase in Net Assets From Fund Share Transactions                   271,495,768        446,488,191
---------------------------------------------------------------------------------------------------------
Increase in Net Assets                                                     691,186,023        748,350,206
NET ASSETS:
     Beginning of year                                                   4,234,778,740      3,486,428,534
---------------------------------------------------------------------------------------------------------
     End of year*                                                      $ 4,925,964,763    $ 4,234,778,740
=========================================================================================================
* Includes undistributed (overdistributed) net investment income of:           $(9,654)        $1,962,348
=========================================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
18                                20th Anniversary Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Appreciation Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers in the securities; U.S. government and agency obligations are valued at the mean between the closing bid and asked prices on each day; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the earlier of the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income is recorded on the accrual basis;
(g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) gains or losses on the sale of securities are calculated by using the specific identification method; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (j) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (l) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser of the Fund. The Fund pays MMC an investment advisory fee calculated at the annual rate of 0.55% on the Fund's average daily net assets up to $250 million; 0.513% on the next $250 million; 0.476% on the next $500 million; 0.439% on the next $1 billion; 0.402% on the next $1 billion; and 0.365% on average daily net assets in excess of $3 billion. This fee is calculated daily and paid monthly.

MMC also serves as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of


--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                           19

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

0.20% on the Fund's average daily net assets up to $250 million; 0.187% on the next $250 million; 0.174% on the next $500 million; 0.161% on the next $1 billion; 0.148% on the next $1 billion and 0.135% on the average daily net assets in excess of $3 billion. This fee is calculated daily and paid monthly.

On October 8, 1998, CFBDS, Inc. became the Fund's distributor. Prior to that date, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, was the Fund's distributor. SSB, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group. For the year ended December 31, 1998, SSB received brokerage commissions of $334,520.

On June 12, 1998, the Fund's existing Class C shares were renamed Class L shares. Effective June 15, 1998, Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

There is a CDSC of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 1998, SSB received sales charges of approximately $1,999,000, $17,000 and $174,000 on sales of the Portfolio's Class A, Class B and Class L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                              Class A       Class B      Class L
================================================================================
CDSCs                         $16,000     $1,091,000     $9,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets for each class. For the year ended December 31, 1998, total Distribution Plan fees were as follows:

                             Class A      Class B       Class L
================================================================================
Distribution Plan Fees     $6,774,230    $14,393,673   $604,868
================================================================================

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the year ended December 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                        $2,357,429,462
--------------------------------------------------------------------------------
Sales                                             2,645,541,525
================================================================================

At December 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                    $1,683,625,953
Gross unrealized depreciation                       (13,065,250)
--------------------------------------------------------------------------------
Net unrealized appreciation                      $1,670,560,703
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.


--------------------------------------------------------------------------------
20                                20th Anniversary Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Fund exercises a call option, the cost of the security that the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 1998, the Fund had no open purchased call or put options.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended December 31, 1998, the Fund did not write any call or put options.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At December 31, 1998, the Fund had no open futures contracts.


--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                           21

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 1998, the Fund loaned common stocks having a value of approximately $828,752,387 and holds the following collateral for loaned securities:

Security Description                                                   Value
--------------------------------------------------------------------------------
Time Deposits:
   Bank Brussels Lambert, 5.500% due 1/4/99                         $ 45,774,329
   Banque Nationale De Paris, 8.000% due 1/4/99                        2,878,805
   Rabobank Nederland, 7.750% due 1/4/99                               7,706,034
   Skandinaviska Enskilda Banken, 8.000% due 1/4/99                    7,251,379
   Societe Generale, 5.125% due 1/4/99                                54,455,198
   Suntrust Bank, 4.000% due 1/4/99                                    1,747,624

Commercial Paper:
   Barton Capital, 5.249% due 1/19/99                                 94,370,602
   CC USA Inc., 5.548% due 1/28/99                                    14,211,834
   Corporate Receivables, 5.421% due 1/19/99                           3,551,102
   Corporate Receivables, 5.368% due 1/22/99                           5,559,551
   Countrywide Funding, 5.433% due 1/29/99                            40,288,310
   CXC, Inc., 5.533% due 1/8/99                                       99,185,408
   CXC, Inc., 5.293% due 1/14/99                                      64,563,167
   Kredietbank NV, 5.477% due 1/19/99                                  3,025,724
   Old Line Funding, 5.445% due 1/13/99                               68,275,647
   Par Capital, 5.429% due 2/5/99                                     21,797,277
   Riverwoods Funding, 5.490% due 1/15/99                             66,690,861
   Riverwoods Funding, 5.505% due 1/15/99                             76,681,288
   Toronto Dominion Holdings, 5.448% due 1/20/99                     118,999,683
   Triple A-1 Funding, 5.578% due 1/20/99                              2,762,553
   Windmill Funding, 5.557% due 1/22/99                               44,438,258

Floating Rate Note:
   Credit Suisse First Boston, 5.592% due 6/9/99                         958,139

Repurchase Agreements:
   J.P. Morgan, 5.000% due 1/4/99                                      5,267,761
--------------------------------------------------------------------------------
Total                                                               $850,440,534
================================================================================

For the year ended December 31, 1998, interest income earned by the Portfolio from securities lending was $414,229.


--------------------------------------------------------------------------------
22                                20th Anniversary Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

8. Capital Shares

At December 31, 1998, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights except that each class bears expenses specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class L shares.

At December 31, 1998, total paid-in capital amounted to the following for each class:

                              Class A            Class B          Class L          Class Y           Class Z
==============================================================================================================
Total Paid-in Capital     $1,746,984,752     $1,038,445,752     $73,990,249      $67,798,276      $186,712,557
==============================================================================================================

Transactions in shares of each class were as follows:

                                           Year Ended                        Year Ended
                                        December 31, 1998                 December 31, 1997
                                   ---------------------------      ----------------------------
                                     Shares          Amount            Shares          Amount
================================================================================================
Class A
Shares sold                        31,944,426    $ 478,164,660       17,513,526    $ 251,896,803
Shares issued on reinvestment      16,242,300      246,245,285       24,941,341      348,520,671
Shares redeemed                   (36,385,814)    (541,889,271)     (24,395,501)    (352,200,632)
------------------------------------------------------------------------------------------------
Net Increase                       11,800,912    $ 182,520,674       18,059,366    $ 248,216,842
================================================================================================
Class B
Shares sold                        14,958,279    $ 221,404,435       16,098,504    $ 230,730,136
Shares issued on reinvestment       7,850,793      117,753,029       13,277,335      183,519,170
Shares redeemed                   (22,640,705)    (335,884,537)     (16,311,962)    (234,575,849)
------------------------------------------------------------------------------------------------
Net Increase                          168,367    $   3,272,927       13,063,877    $ 179,673,457
================================================================================================
Class L+
Shares sold                         2,887,128    $  42,349,991        1,806,438    $  25,803,383
Shares issued on reinvestment         393,767        5,900,714          430,602        5,951,814
Shares redeemed                    (1,276,184)     (18,734,090)        (778,806)     (11,015,972)
------------------------------------------------------------------------------------------------
Net Increase                        2,004,711    $  29,516,615        1,458,234    $  20,739,225
================================================================================================
Class Y
Shares sold                         2,956,701    $  44,326,404        5,618,610    $  83,534,538
Shares issued on reinvestment              --               --               --               --
Shares redeemed                    (1,299,545)     (19,155,296)      (7,268,211)    (113,802,850)
------------------------------------------------------------------------------------------------
Net Increase (Decrease)             1,657,156    $  25,171,108       (1,649,601)   $ (30,268,312)
================================================================================================
Class Z
Shares sold                         2,085,157    $  31,425,488          903,381    $  12,861,695
Shares issued on reinvestment       1,376,363       20,910,318        2,032,465       28,545,991
Shares redeemed                    (1,447,123)     (21,321,362)        (905,778)     (13,280,707)
------------------------------------------------------------------------------------------------
Net Increase                        2,014,397    $  31,014,444        2,030,068    $  28,126,979
================================================================================================

+     On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                           23

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31:

0
Class A Shares                                1998(1)         1997         1996        1995(1)         1994
=============================================================================================================
Net Asset Value, Beginning of Year           $  13.92       $  12.85     $  11.90     $  10.15       $  11.01
-------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                         0.18           0.19         0.19         0.20           0.16
   Net realized and unrealized gain (loss)       2.62           3.17         2.09         2.75          (0.24)
-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              2.80           3.36         2.28         2.95          (0.08)
-------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                        (0.18)         (0.20)       (0.19)       (0.20)         (0.18)
   Net realized gains                           (1.23)         (2.09)       (1.14)       (1.00)         (0.60)
-------------------------------------------------------------------------------------------------------------
Total Distributions                             (1.41)         (2.29)       (1.33)       (1.20)         (0.78)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $  15.31       $  13.92     $  12.85     $  11.90       $  10.15
-------------------------------------------------------------------------------------------------------------
Total Return                                    20.45%         26.29%       19.25%       29.26%         (0.77)%
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)           $  2,959       $  2,526     $  2,100     $  1,933       $  1,690
-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                      0.95%          0.95%        1.00%        1.02%          1.02%
   Net investment income                         1.23           1.47         1.52         1.71           1.61
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            63%            57%          62%          57%            52%
=============================================================================================================

Class B Shares                                   1998(1)        1997         1996         1995(1)        1994
=============================================================================================================
Net Asset Value, Beginning of Year           $  13.88       $  12.81     $  11.88     $  10.14       $  11.00
-------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                         0.06           0.07         0.08         0.11           0.13
   Net realized and unrealized gain (loss)       2.61           3.15         2.08         2.74          (0.29)
-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              2.67           3.22         2.16         2.85          (0.16)
-------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                        (0.06)         (0.06)       (0.09)       (0.11)         (0.10)
   Net realized gains                           (1.23)         (2.09)       (1.14)       (1.00)         (0.60)
-------------------------------------------------------------------------------------------------------------
Total Distributions                             (1.29)         (2.15)       (1.23)       (1.11)         (0.70)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $  15.26       $  13.88     $  12.81     $  11.88       $  10.14
-------------------------------------------------------------------------------------------------------------
Total Return                                    19.52%         25.31%       18.29%       28.29%         (1.53)%
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)           $  1,553       $  1,410     $  1,134     $    988       $    761
-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                      1.73%          1.73%        1.78%        1.77%          1.80%
   Net investment income                         0.44           0.68         0.74         0.96           0.83
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            63%            57%          62%          57%            52%
=============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.


--------------------------------------------------------------------------------
24                                20th Anniversary Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class L Shares(1)                             1998(2)         1997         1996        1995(2)         1994
=============================================================================================================
Net Asset Value, Beginning of Year           $  13.88       $  12.81     $  11.88     $  10.14       $  11.00
-------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                         0.06           0.09         0.09         0.11           0.10
   Net realized and unrealized gain (loss)       2.61           3.13         2.08         2.74          (0.25)
-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              2.67           3.22         2.17         2.85          (0.15)
-------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                        (0.06)         (0.06)       (0.10)       (0.11)         (0.11)
   Net realized gains                           (1.23)         (2.09)       (1.14)       (1.00)         (0.60)
-------------------------------------------------------------------------------------------------------------
Total Distributions                             (1.29)         (2.15)       (1.24)       (1.11)         (0.71)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $  15.26       $  13.88     $  12.81     $  11.88       $  10.14
-------------------------------------------------------------------------------------------------------------
Total Return                                    19.52%         25.31%       18.34%       28.29%         (1.41)%
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $ 83,215       $ 47,872     $ 25,505     $ 14,653       $  5,040
-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                      1.73%          1.73%        1.77%        1.77%          1.66%
   Net investment income                         0.44           0.68         0.75         0.96           0.98
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            63%            57%          62%          57%            52%
=============================================================================================================

(1)   On June 12, 1998, Class C shares were renamed Class L shares.

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.


--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                           25

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class Y Shares                            1998(1)        1997(1)       1996(2)
================================================================================
Net Asset Value, Beginning of Year         $13.93        $12.86        $12.10
--------------------------------------------------------------------------------
Income From Operations:
   Net investment income                     0.24          0.27          0.23
   Net realized and unrealized gain          2.63          3.14          1.89
--------------------------------------------------------------------------------
Total Income From Operations                 2.87          3.41          2.12
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                    (0.29)        (0.25)        (0.22)
   Net realized gains                       (1.23)        (2.09)        (1.14)
--------------------------------------------------------------------------------
Total Distributions                         (1.52)        (2.34)        (1.36)
--------------------------------------------------------------------------------
Net Asset Value, End of Year               $15.28        $13.93        $12.86
--------------------------------------------------------------------------------
Total Return                                20.93%        26.70%        17.65%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $87,041       $56,302       $73,196
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                  0.59%         0.59%         0.66%+
   Net investment income                     1.59          1.79          2.06+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                        63%           57%           24%
================================================================================
(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)   For the period from January 30, 1996 (inception date) to December 31,
      1996.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
26                                20th Anniversary Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class Z Shares                                1998(1)         1997         1996        1995(1)         1994
=============================================================================================================
Net Asset Value, Beginning of Year           $  13.94       $  12.87     $  11.91     $  10.16       $  11.02
-------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                         0.24           0.24         0.24         0.23           0.20
   Net realized and unrealized gain (loss)       2.63           3.18         2.09         2.75          (0.24)
-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              2.87           3.42         2.33         2.98          (0.04)
-------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                        (0.29)         (0.26)       (0.23)       (0.23)         (0.22)
   Net realized gains                           (1.23)         (2.09)       (1.14)       (1.00)         (0.60)
-------------------------------------------------------------------------------------------------------------
Total Distributions                             (1.52)         (2.35)       (1.37)       (1.23)         (0.82)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $  15.29       $  13.94     $  12.87     $  11.91       $  10.16
-------------------------------------------------------------------------------------------------------------
Total Return                                    20.91%         26.72%       19.66%       29.52%         (0.41)%
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $243,609       $194,070     $153,034     $131,357       $101,532
-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                      0.59%          0.59%        0.64%        0.77%          0.64%
   Net investment income                         1.59           1.82         1.88         1.96           1.99
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            63%            57%          62%          57%            52%
=============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 1998:

      .     A corporate dividends received deduction of 55.25%.

      .     Total long-term capital gains distributions paid of $337,428,095.

A total of 0.03% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                           27

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Smith Barney Appreciation Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Smith Barney Appreciation Fund Inc. as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1994 were audited by other auditors whose report thereon, dated February 8, 1995, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Appreciation Fund Inc. as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.


                                                            KPMG LLP

New York, New York
February 8, 1999


--------------------------------------------------------------------------------
28                                20th Anniversary Annual Report to Shareholders

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On March 9, 1998, a special meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

1. To elect Directors of the Fund; and

2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

The results of the vote on Proposal 1 were as follows:

                            Shares Voted         Percentage         Shares Voted      Percentage
Name of Directors                For            Shares Voted           Against       Shares Voted
================================================================================================
Herbert Barg               149,432,732.843          96.771%         4,986,063.922        3.229%
Alfred J. Bianchetti       149,375,274.308          96.734          5,043,522.457        3.266
Martin Brody               149,424,955.776          96.766          4,993,840.989        3.234
Dwight B. Crane            149,739,219.186          96.970          4,679,577.579        3.030
Burt N. Dorsett            149,746,243.965          96.974          4,672,552.800        3.026
Elliot S. Jaffe            149,595,938.587          96.877          4,822,858.178        3.123
Stephen E. Kaufman         149,680,265.128          96.931          4,738,531.637        3.069
Joseph J. McCann           149,749,791.913          96.976          4,669,004.852        3.024
Heath B. McLendon          149,726,738.578          96.961          4,692,058.187        3.039
Cornelius C. Rose, Jr.     149,741,869.998          96.971          4,676,926.767        3.029
================================================================================================

Proposal 2 requested that shareholders approve certain changes to the fundamental policies of the Fund in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Fund. The following chart demonstrates that all proposals were approved by shareholders.

Please note that "M" indicates a modification of the policy and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Directors).

================================================================================
M     Issuance of Senior Securities                                     Approved
M     Borrowing                                                         Approved
M     Lending by the Fund                                               Approved
M     Diversification                                                   Approved
R     Margin and Short Sales                                            Approved
M     Real Estate                                                       Approved
================================================================================

The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Fund on all proposals.

                  Percentage                   Percentage                    Percentage
 Shares Voted      of Shares   Shares Voted     of Shares       Shares        of Shares
      For            Voted        Against         Voted       Abstaining        Voted
=======================================================================================
138,358,203.566     89.989%    3,417,793.492     2.223%     11,973,946.707     7.788%
=======================================================================================


--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                           29

Smith Barney
Appreciation Fund Inc.


Directors

Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.

James J. Crisona, Emeritus

Officers

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Harry D. Cohen
Vice President and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser
Mutual Management Corp.

Distributors

CFBDS, Inc.

Custodian

PNC Bank, N.A.

Shareholder Servicing Agent

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Appreciation Fund Inc., but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after March 31, 1999, this report must be accompanied by performance information for the most recently completed calendar quarter.

SalomonSmithBarney
----------------------------
A member of citigroup [LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney Appreciation Fund Inc.

Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013


www.smithbarney.com

FD0312 2/99